UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): September 12, 2023

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On August 11, 2023, SilverBow Resources, Inc. (the “Company”) and its operating subsidiary, SilverBow Resources Operating, LLC, entered into a purchase and sale agreement with subsidiaries of Chesapeake Energy Corporation (“Chesapeake”), pursuant to which the Company will acquire Chesapeake’s oil and gas assets in South Texas (the “South Texas Rich Properties”). The Company is filing this Current Report on Form 8-K to make available (i) the audited statements of revenues and direct operating expenses of the Chesapeake South Texas Rich Properties for the years ended December 31, 2022 and 2021 and the related notes thereto, attached as Exhibit 99.1 hereto, (ii) the unaudited statements of revenues and direct operating expenses of the Chesapeake South Texas Rich Properties for the six months ended June 30, 2023 and 2022 and the related notes thereto, attached as Exhibit 99.2 hereto, and (iii) the unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2023 and the year ended December 31, 2022, and the related notes thereto, attached as Exhibit 99.3 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited statements of revenues and direct operating expenses of the South Texas Rich Properties for the years ended December 31, 2022 and 2021.
99.2	Unaudited statements of revenues and direct operating expenses of the South Texas Rich Properties for the six months ended June 30, 2023 and 2022.
99.3	Unaudited pro forma condensed combined financial information of SilverBow Resources, Inc. as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 12, 2023

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel
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